UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2016

SpartanNash Company

(Exact Name of Registrant as Specified in Charter)

Michigan	000-31127	38-0593940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification no.)

850 76th Street, S.W. P.O. Box 8700 Grand Rapids, Michigan	49518-8700
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 878-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.	Regulation FD Disclosure.

On December 8, 2016, SpartanNash Company (“SpartanNash”) issued the press release attached to this Form 8-K as Exhibit 99.1. The information contained in this Current Report on Form 8-K (including Exhibit 99.1 referenced herein) is being furnished and is not “filed” with the Securities and Exchange Commission (“SEC”) and is not incorporated by reference into any registration statement under the Securities Act of 1933.

The press release contains forward-looking statements within the meaning of the Securities Act and the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to SpartanNash’s current expectations regarding the development and implementation of a private brand program for military commissaries. There is no guarantee that the program will be fully developed and implemented, and even if fully implemented, there is no guarantee that the program will be successful. Actual results may differ materially from the expectations stated in the press release. This report will not be deemed an admission as to the materiality of any information in the report.

Item 9.01.	Financial Statements and Exhibits.

(d)Exhibits: The following document is attached as an exhibit to this report on Form 8-K:

Exhibit No.	Description
99.1	Press Released dated December 8, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 8, 2016	SpartanNash Company

	By	/s/Christopher P. Meyers
Christopher P. Meyers Executive Vice President and Chief Financial Officer